                                                                    Exhibit 99.5


                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2004-CB6

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                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                           $448,040,000 (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-CB6


                                 (C-BASS LOGO)



               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER



                                AUGUST [24], 2004



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2004-CB6

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                    Exhibit 99.7





Deal              CBASS 2004-CB6
Account           AIG
Bond              AA, A
Comments:         solve for be cdr and coll cum loss and wal, using:
                  your speed, 75 and 50% of your speed
                  run to mat, triggers failing
                  60sev
                  static LIBOR, forward LIBOR, forward LIBOR +200
                  12 mo lag, 100% advances, defaults in addtn to prepays.

                                 SCENARIO                               1                       1                        1
------------------------------------------------------------------------------------------------------------------------------------
                                    RATES                            Static                  Static                   Static
                                    SPEED          %pricing           100%                     75%                      50%
                         DEFAULT SEVERITY                              60%                     60%                      60%
                      DEFAULT P&I ADVANCE                             100%                    100%                     100%
                     DEFAULT RECOVERY LAG            Months            12                      12                       12
                                 TRIGGERS                             Fail                    Fail                     Fail
                             CLEANUP CALL                         To Maturity             To Maturity              To Maturity
                          DEFAULT BALANCE                       Current Balance         Current Balance          Current Balance
                          CPR = CDR + CRR  Capped at prepay
                                CPR = CRR      PSA standard        CPR = CRR               CPR = CRR                CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                      INITIAL
                         BOND        SUB-
CLASS  RATINGS           SIZE  ORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A        AAA           81.65        18.35  CDR
                                           CummLosses

M1        AA            5.00        13.35  CDR                            14.06 CDR               12.58 CDR                11.21 CDR
                                           WAL for Prin Pmt                    7.89                    9.98                    13.22
                                           CummLosses        87,632,734.65 (19.05%)  97,846,107.74 (21.27%)  114,658,490.88 (24.93%)

M2        A             4.25         9.10  CDR                            10.56 CDR                9.77 CDR                 9.05 CDR
                                           WAL for Prin Pmt                    6.50                    8.27                    11.00
                                           CummLosses        70,111,251.93 (15.24%)  81,304,946.93 (17.67%)   99,435,545.83 (21.62%)

M3        A-            1.50         7.60  CDR
                                           CummLosses

B1       BBB            1.00         6.60  CDR
                                           CummLosses

B2       BBB-           1.00         5.60  CDR
                                           CummLosses

B3       BBB-           1.00         4.60  CDR
                                           CummLosses

B4        BB            2.00         2.60  CDR
                                           CummLosses

                          --         2.60  CDR
                                           CummLosses

INTIAL AND TARGET OC    2.60         2.60


                                 SCENARIO                               2                       3                        4
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                                    RATES                            Forward                 Forward                  Forward
                                    SPEED          %pricing           100%                     75%                      50%
                         DEFAULT SEVERITY                              60%                     60%                      60%
                      DEFAULT P&I ADVANCE                             100%                    100%                     100%
                     DEFAULT RECOVERY LAG            Months            12                      12                       12
                                 TRIGGERS                             Fail                    Fail                     Fail
                             CLEANUP CALL                         To Maturity             To Maturity              To Maturity
                          DEFAULT BALANCE                       Current Balance         Current Balance          Current Balance
                          CPR = CDR + CRR  Capped at prepay
                                CPR = CRR      PSA standard        CPR = CRR               CPR = CRR                CPR = CRR
------------------------------------------------------------------------------------------------------------------------------------
                      INITIAL
                         BOND        SUB-
CLASS  RATINGS           SIZE  ORDINATION
------------------------------------------------------------------------------------------------------------------------------------
A        AAA           81.65        18.35  CDR
                                           CummLosses

M1        AA            5.00        13.35  CDR                            12.66 CDR                11.1 CDR                 9.68 CDR
                                           WAL for Prin Pmt                    8.03                   10.27                    13.79
                                           CummLosses        80,986,048.73 (17.61%)  89,635,161.33 (19.49%)  104,652,670.49 (22.75%)

M2        A             4.25         9.10  CDR                             9.06 CDR                8.18 CDR                 7.43 CDR
                                           WAL for Prin Pmt                    6.42                    8.23                    11.20
                                           CummLosses        61,980,729.73 (13.47%)  71,087,653.99 (15.45%)   86,951,537.44 (18.90%)

M3        A-            1.50         7.60  CDR
                                           CummLosses

B1       BBB            1.00         6.60  CDR
                                           CummLosses

B2       BBB-           1.00         5.60  CDR
                                           CummLosses

B3       BBB-           1.00         4.60  CDR
                                           CummLosses

B4        BB            2.00         2.60  CDR
                                           CummLosses

                          --         2.60  CDR
                                           CummLosses

INTIAL AND TARGET OC    2.60         2.60

                                 SCENARIO                                3                       4                       5
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                                    RATES                           Forward+200             Forward+200             Forward+200
                                    SPEED          %pricing            100%                     75%                     50%
                         DEFAULT SEVERITY                               60%                     60%                     60%
                      DEFAULT P&I ADVANCE                              100%                    100%                    100%
                     DEFAULT RECOVERY LAG            Months             12                      12                      12
                                 TRIGGERS                              Fail                    Fail                    Fail
                             CLEANUP CALL                          To Maturity             To Maturity             To Maturity
                          DEFAULT BALANCE                        Current Balance         Current Balance         Current Balance
                          CPR = CDR + CRR  Capped at prepay
                                CPR = CRR      PSA standard         CPR = CRR               CPR = CRR               CPR = CRR
-----------------------------------------------------------------------------------------------------------------------------------
                      INITIAL
                         BOND        SUB-
CLASS  RATINGS           SIZE  ORDINATION
-----------------------------------------------------------------------------------------------------------------------------------
A        AAA           81.65        18.35  CDR
                                           CummLosses

M1        AA            5.00        13.35  CDR                            11.26 CDR                9.69 CDR                8.31 CDR
                                           WAL for Prin Pmt                    8.29                   10.68                   14.46
                                           CummLosses        73,927,327.33 (16.07%)  81,096,596.16 (17.63%)  94,414,909.71 (20.52%)

M2        A             4.25         9.10  CDR                              7.7 CDR                6.82 CDR                 6.1 CDR
                                           WAL for Prin Pmt                    6.65                    8.59                   11.69
                                           CummLosses        54,131,732.56 (11.77%)  61,520,724.76 (13.37%)  75,208,756.65 (16.35%)

M3        A-            1.50         7.60  CDR
                                           CummLosses

B1       BBB            1.00         6.60  CDR
                                           CummLosses

B2       BBB-           1.00         5.60  CDR
                                           CummLosses

B3       BBB-           1.00         4.60  CDR
                                           CummLosses

B4        BB            2.00         2.60  CDR
                                           CummLosses

                          --         2.60  CDR
                                           CummLosses

INTIAL AND TARGET OC    2.60         2.60